                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 8, 1997
                                                  ---------------


                         GLACIER WATER SERVICES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  1-11012                 33-0493559
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
 of incorporation)                 File Number)         Identification No.)

2261 Cosmos Court
Carlsbad, California                                             92009
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (760) 930-2420
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 8.   Change in Fiscal Year
          ---------------------

     Glacier Water Services, Inc. (the "Registrant") determined on May 8, 1997, to change its fiscal year end from December 31 to the fifty-two or fifty-three week period ending on the Friday closest to December 31. The period from December 31, 1996 to January 3, 1997 will not be reported separately on a transition report, as it is not significant to the quarter.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Glacier Water Services, Inc.
                                      --------------------------------



Date:  May 15, 1997                      By: /s/ Jerry A. Gordon
      --------------                        --------------------------
                                            Jerry A. Gordon
                                            Chief Executive Officer